                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                    December 24, 1998 (December 10, 1998)
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               Date of Report (Date of earliest event reported)

                   Superior National Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                    0-25984                95-4610936
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       (State or other              (Commission             (I.R.S. Employer
         jurisdiction               File Number)          Identification No.)
      of incorporation)


     26601 Agoura Road, Calabasas, California                    91302
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     (Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code       (818) 880-1600
                                                         ----------------------

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       (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            (a) On December 10, 1998, Superior National Insurance Group, Inc. (the "Registrant") completed the acquisition of Business Insurance Group, Inc., a Delaware corporation ("BIG"), and its wholly-owned subsidiaries: California Compensation Insurance Company, a California corporation ("CalComp"), Business Insurance Company, a Delaware corporation ("BICO"), and Combined Benefits Insurance Company, a California corporation ("CBIC"), pursuant to the terms of a Purchase Agreement entered into on May 5, 1998 (the "Purchase Agreement") by and between Foundation Health Corporation, a Delaware corporation ("FHC"), and the Registrant. In accordance with the terms of the Purchase Agreement, BIG became a wholly owned subsidiary of the Registrant and CalComp, CBIC and BICO became indirect operating subsidiaries of the Registrant (the subsequent sale of BICO is discussed in Item 5 of this Report). Additionally, pursuant to the Purchase Agreement, on December 17, 1998, the Registrant acquired Commercial Compensation Insurance Company, a New York corporation ("CCIC"), from FHC, upon receipt of all required regulatory approvals. CalComp, CBIC, CCIC, and BICO are referred to herein as the "BIG Insurance Subsidiaries." For the sale of its shares of BIG, including the subsequent sale of CCIC (collectively, the "Acquisition"), FHC received total consideration consisting of $285.0 million in cash. ($36.0 million was paid by FHC to provide the Registrant with a $212.5 million Loss Reserves Guarantee obtained through the purchase of reinsurance on behalf of the BIG Insurance Subsidiaries.) Prior to the closing, FHC caused all of BIG's intercompany balances and real estate holdings related to FHC and its parent, Foundation Health Systems, Inc. ("FHS"), and their affiliates, to be settled in cash. FHC contributed an additional $12.6 million in capital to BIG prior to the closing.

            The Acquisition was funded with (a) senior debt financing in the amount of $110.0 million and (b) equity financing in the amount of $200.1 million. The senior debt financing was obtained pursuant to the terms of a Credit Agreement dated as of December 10, 1998, among the Registrant, The Chase Manhattan Bank, as Administrative Agent, and various lending institutions. In addition, the Registrant obtained a working capital credit facility under the terms of the Credit Agreement, and had $15.0 million in unused availability as of the date of this Report. Prior to incurring the indebtedness, the Registrant obtained the consent of holders of the outstanding 10 3/4% Trust Preferred Securities of the Registrant's subsidiary, Superior National Capital Trust I, a Delaware statutory trust (the "Trust"), authorizing the Preferred Trustee of the Trust to waive a provision of the covenant limiting the incurrence of indebtedness set forth in the Senior Subordinated Indenture dated as of December 3, 1997 between the Registrant, as issuer, and Wilmington Trust Company, as trustee. This waiver was effected pursuant to the First Supplemental Indenture, dated as of November 17, 1998, between the Registrant and the Wilmington Trust Company, as trustee.

            The equity financing was obtained pursuant to (a) the sale of 1,902,233 shares of the Registrant's Common Stock ("Common Stock") for $31.9 million, in connection with the exercise of subscription rights ("Rights") to purchase Common Stock distributed to existing stockholders (other than Insurance Partners, L.P. ("IP Delaware") and Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda")) and warrant holders (the "Rights Offering"), (b) the sale of 620,610 shares of Common Stock for $10.4 million, all paid in the form of promissory notes in favor of the Registrant, in connection with the Rights Offering to holders of the Registrant's stock options and restricted Common Stock (the "Employee Participation") and (c) the private placement (the "IP Stock Issuance") pursuant to the Stock Purchase Agreement (as defined below) of (i) 5,276,960 shares of Common Stock for $88.4 million to Capital Z Financial Services Fund II, L.P. ("IP II"), (ii) 2,949,594 shares of Common Stock for $49.4 million to IP Delaware and (iii) 1,196,588 shares of Common Stock for $20.0 million to IP Bermuda. All of the shares were sold at $16.75 per share. Employees purchasing Common Stock included William L. Gentz and J. Chris Seaman, who are directors and executive officers of the Registrant. Prior to the consummation of the Acquisition, IP Delaware and IP Bermuda beneficially owned approximately 23% and 13%, respectively, of the then outstanding shares of Common Stock. IP II owned no shares of Common Stock prior to the consummation of the Acquisition. Robert A. Spass, Steven B. Gruber and Bradley E. Cooper, directors of the Registrant, own certain direct and indirect limited partnership interests in IP Delaware and IP Bermuda. Messrs. Gruber and Spass are officers of the ultimate general partners of IP Delaware and IP Bermuda and Messrs. Spass and Cooper are officers of Capital Z Partners, Ltd. ("Cap Z"), the ultimate general partner of IP II. Certain members of the Registrant's management are investors in an investment fund that is a limited partner of IP II.

            Pursuant to the terms of the Stock Purchase Agreement dated as of May 5, 1998 (the "Stock Purchase Agreement") among the Registrant and IP Delaware, IP Bermuda and Cap Z (Cap Z subsequently assigned its rights and obligations thereunder to IP II) (collectively, the "Purchasers"), the Registrant agreed to pay a commitment fee in the form of warrants to purchase an aggregate of 734,000 shares of Common Stock at $16.75 per share to the Purchasers or their designees (or, in the case of Cap Z, assignee) and Zurich Centre Investments Limited ("ZCIL") or its designee as compensation, in the case of the Purchasers, for agreeing to purchase that number of shares necessary to bring the total proceeds of the Rights Offering, Employee Participation and the IP Stock Issuance to $200.0 million, and, in the case of ZCIL, for ZCIL's providing certain financing commitments to the Purchasers under the Stock Purchase Agreement. The Registrant paid this commitment fee through the issuance of (a) 229,754 warrants to Insurance Partners Advisors, Inc., the designee of IP Delaware, (b) 93,206 warrants to Insurance Partners Advisors, Inc., the designee of IP Bermuda, (c) 205,520 warrants to Zurich Centre Group Holdings Limited ("Zurich"), the successor-in-interest to ZCIL, and (d) 205,520 warrants to various Cap Z employees as assigned by Cap Z. Robert A. Spass and Bradley E. Cooper, who are directors of the Registrant and officers of Cap Z, were designated to receive 32,825 warrants and 16,413 warrants, respectively, by Cap Z. Steven B. Gruber and Robert A. Spass, directors of the Registrant, are executive officers of Insurance Partners Advisors, Inc. In addition, the Registrant paid to designees of the Purchasers fees totaling $3.9 million in consideration of their providing the Registrant with the opportunity to undertake the Acquisition, originating a portion of the financing for the Acquisition and assisting in negotiating the terms of the Acquisition.

            The purchase price and other terms of the Acquisition were negotiated by means of arm's length bargaining among the parties over a period of approximately four weeks by representatives of the Registrant and FHC and approved by the boards of directors of both parties. The GAAP book value of BIG was not a significant factor in the Registrant's proposal to purchase BIG, although the Registrant relied very heavily on the book value determined under statutory accounting principles to arrive at the purchase price it was willing to pay. The Registrant adopted this position because, in the insurance industry, statutory book value, or multiples thereof, have historically been the basis upon which acquisitions occur. The Registrant concluded that BIG, because it was operating at a loss in 1997, in a line of business generally viewed as unattractive, was worth 100 percent or less of statutory book value. The Registrant also concluded that FHC was a motivated seller, FHC's parent, FHS, had stated its intention to divest itself of risk bearing activities that were not part of FHS' core operations. FHS had, in fact, discontinued its workers' compensation insurance operations and announced its intention to sell those operations prior to engaging in sale negotiations with the Registrant. Based on published accounts of the sale of BIG, and news associated with FHS, it appeared to the Registrant that a prompt sale of BIG was a key issue for FHS. Under these circumstances, FHS was apparently motivated to accept a purchase price below GAAP book value, and approximating statutory book value, to assure the timely disposition of its discontinued operations.

       In addition, the Registrant believed the fundamentals of BIG's business deteriorated temporarily, but significantly after FHS announced its intention to discontinue its workers' compensation operations. The BIG Insurance Subsidiaries received a downgrade from a major rating agency, BIG's non-California operations received inquiries from certain state insurance regulators due to the failure of one of the BIG Insurance Subsidiaries to be within the usual range of six regulatory financial ratio tests run using the 1997 statutory annual statement, and there was a substantial amount of negative publicity associated with FHS' withdrawal from the workers' compensation insurance market. Furthermore, in early 1998, BIG adopted a premium pricing strategy that, in the Registrant's view, was resulting in a significant decline in BIG's direct premium written. All of the above contributed to a temporary, but nonetheless real, decline in the intangible value of the BIG franchise, which decline the Registrant took into account in the determination of the purchase price. Prior to the Acquisition, there was no material relationship between any of FHS, FHC, BIG, CalComp, CBIC, CCIC, BICO (including their officers, directors and stockholders) and the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such officer or director.

            (b) BIG is a holding company that, through its subsidiaries, writes workers' compensation and group health insurance, principally in California, with branch operations throughout the continental United States. BIG operated 16 regional offices and 21 branch offices

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which the Registrant expects to continue to operate in substantially the same manner as operated prior to the Acquisition under their existing names.

                                       5

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ITEM 5.     OTHER EVENTS

            On December 10, 1998, immediately following the consummation of the Acquisition, the Registrant filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which (i) increased the total number of authorized shares of Common Stock from 25 million to 40 million and (ii) removed transfer restrictions on Common Stock that related to the Registrant's net operating loss carryforwards for federal income tax purposes.

            On December 18, 1998, the Registrant completed the sale of BICO to Centre Solutions Holdings (Delaware) Limited ("Holdings") pursuant to a Purchase Agreement dated December 7, 1998 (the "BICO Purchase Agreement") between Holdings and the Registrant for a purchase price of approximately $11.7 million. An additional $600,000 was withheld by Holdings and, subject to possible downward adjustments specified in the BICO Purchase Agreement, will be paid to the Registrant on September 18, 1999 (or such sooner time as specified in the BICO Purchase Agreement). Prior to the sale of BICO, under the terms of the Loss Portfolio Transfer and 100% Quota Share Reinsurance Contract between BICO and CalComp, CalComp assumed BICO's insurance business (excluding BICO's licenses and statutory capital) and liabilities, and received assets with a fair market value equal to the liabilities assumed.

            The BICO purchase price was arrived at by means of arm's length bargaining among the parties to the BICO Purchase Agreement. Holdings is an affiliate Zurich and Zurich is the owner of CentreLine Reinsurance Limited and Centre Solutions (Bermuda) Limited, both of which have made investments in the Registrant. In addition, several affiliates of Zurich are significant investors in some of the IP partnerships. As discussed in Item 2 above, IP Delaware, IP Bermuda and IP II provided a portion of the equity financing for the Acquisition.

            Prior to the Acquisition, BIG and the BIG Insurance Subsidiaries completed the following transactions:

            (1) A sale leaseback agreement with BancBoston Leasing, Inc. pursuant to which BancBoston Leasing, Inc. acquired certain of the BIG Insurance Subsidiaries information systems and related assets for approximately $8.4 million, and BIG and the BIG Insurance Subsidiaries agreed to leaseback such assets. This lease agreement has a one year minimum term and is renewable from year to year thereafter.

            (2) A Receivables Purchase and Sale Agreement dated as of December 9, 1998 among the BIG Insurance Subsidiaries and Insurance Funding LLC pursuant to which the BIG Insurance Subsidiaries sold approximately $67.1 million in certain premium and reinsurance

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receivables and received proceeds of approximately $62.8 million in cash with
5.5% or $3.7 million of the receivables sold held in reserve pending collection of the receivables. In addition, the Registrant entered into a Support Agreement and Receivables Purchase Agreement, each of which are dated as of December 9, 1998, pursuant to which the Registrant agreed to certain matters related to the sale of such receivables, including, among other things, the servicing and administering of those receivables.

            (3) On December 9, 1998, the BIG Insurance Subsidiaries agreed with General Re Insurance Corporation ("Gen Re") to commute outstanding reinsurance contracts, effective on that date. Upon the commutation, Gen Re paid $99.7 million to the BIG Insurance Subsidiaries, and the BIG Insurance Subsidiaries re-assumed loss and loss adjustment expense reserves of $119.4 million.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            The financial statements of BIG required to be filed as part of this Report were filed with the Securities and Exchange Commission (the "SEC") on November 4, 1998 as part of the Registrant's Amendment No. 3 to Form S-1 on Form S-3 Registration Statement (Registration No. 333-58579) for the periods ended December 31, 1995, 1996 and 1997 and as of December 31, 1996 and 1997 located at pages F-53 to F-73, and as part of the Registrant's Form 10-Q filed with the SEC for the quarterly period ended September 30, 1998 and as of September 30, 1998 located at pages 22 to 30, and are incorporated herein by this reference.

       (b)  PRO FORMA FINANCIAL INFORMATION.

            The pro forma financial information required to be filed as part of this Report will be filed, by amendment, within 60 days of the date of this report.

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

       (c)  EXHIBITS.

EXHIBIT
 NUMBER                                 DESCRIPTION
-------                                 -----------
   2.3     Purchase Agreement dated as of May 5, 1998 by and between FHC and the
           Registrant. (1)

   2.4 Purchase Agreement dated as of December 7, 1998 between Holdings and the Registrant.

   3.1 Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

   4.7 First Supplemental Indenture dated as of November 17, 1998 between the Registrant and Wilmington Trust Company, as Trustee.
 10.64     Stock Purchase Agreement dated as of May 5, 1998 among the
           Registrant, IP Delaware, IP Bermuda and Cap Z. (1)

 10.65 Form of Common Stock Purchase Warrant dated as of December 10, 1998 held by those parties set forth on the schedule attached hereto, to purchase an aggregate of 734,000 shares of Common Stock.

 10.66     Amended and Restated Registration Rights Agreement dated December 10,
           1998 among the Registrant, IP Delaware, IP Bermuda and IP II.

 10.67     Credit Agreement dated as of December 10, 1998 (the "Credit
           Agreement") among the Registrant, various lending institutions and The Chase Manhattan Bank.

 10.68 Subsidiary Guaranty dated as of December 10, 1998 made by certain subsidiaries of the Registrant in connection with the Credit
           Agreement.

 10.69 Pledge Agreement dated as of December 10, 1998 made by the Registrant and certain subsidiaries of the Registrant in connection with the Credit Agreement.

 10.70 Receivables Purchase and Sale Agreement dated as of December 9, 1998 among CalComp, CBIC, CCIC, BICO and Insurance Funding LLC.

 10.71 Support Agreement dated as of December 9, 1998 by the Registrant in favor of Insurance Funding LLC, EagleFunding Capital Corporation and
           BancBoston Robertson Stephens, Inc.

 10.72     Receivables Purchase Agreement dated as of December 9, 1998 among
           Insurance Funding LLC, EagleFunding Capital Corporation, BancBoston
           Robertson Stephens, Inc. and the Regsitrant.

 10.73 Loss Portfolio Transfer and 100% Quota Share Reinsurance Contract between BICO and CalComp.

 10.74     Aggregate Excess of Loss Reinsurance Agreement, dated as of September
           3, 1998, between Inter-Ocean Reinsurance Company Ltd. and BIG acting solely on behalf of the following subsidiaries: CalComp, BICO, CBIC and CCIC.

  23.1     Consent of Deloitte & Touche LLP.

  99.1     Press Release dated December 10, 1998.

  99.2     Press Release dated December 18, 1998.

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

____________________

(1) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, as filed with the SEC on May 15, 1998.

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

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 1998


                      SUPERIOR NATIONAL INSURANCE GROUP, INC.


                      By:  /s/  J. CHRIS SEAMAN
                           ----------------------------------------------------
                           J. Chris Seaman
                           Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                            DESCRIPTION
--------                           -----------
   2.3     Purchase Agreement dated as of May 5, 1998 by and between FHC and the
           Registrant. (1)

   2.4 Purchase Agreement dated as of December 7, 1998 between Holdings and the Registrant.

   3.1 Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

   4.7 First Supplemental Indenture dated as of November 17, 1998 between the Registrant and Wilmington Trust Company, as Trustee.
 10.64     Stock Purchase Agreement dated as of May 5, 1998 among the
           Registrant, IP Delaware, IP Bermuda and Cap Z. (1)

 10.65 Form of Common Stock Purchase Warrant dated as of December 10, 1998 held by those parties set forth on the schedule attached hereto, to purchase an aggregate of 734,000 shares of Common Stock.

 10.66     Amended and Restated Registration Rights Agreement dated December 10,
           1998 among the Registrant, IP Delaware, IP Bermuda and IP II.

 10.67     Credit Agreement dated as of December 10, 1998 (the "Credit
           Agreement") among the Registrant, various lending institutions and The Chase Manhattan Bank.
 10.68 Subsidiary Guaranty dated as of December 10, 1998 made by certain subsidiaries of the Registrant in connection with the Credit
           Agreement.

 10.69 Pledge Agreement dated as of December 10, 1998 made by the Registrant and certain subsidiaries of the Registrant in connection with the Credit Agreement.

 10.70 Receivables Purchase and Sale Agreement dated as of December 9, 1998 among CalComp, CBIC, CCIC, BICO and Insurance Funding LLC.

 10.71 Support Agreement dated as of December 9, 1998 by the Registrant in favor of Insurance Funding LLC, EagleFunding Capital Corporation and
           BancBoston Robertson Stephens, Inc.
 10.72     Receivables Purchase Agreement dated as of December 9, 1998 among
           Insurance Funding LLC, EagleFunding Capital Corporation, BancBoston
           Robertson Stephens, Inc. and the Regsitrant.

 10.73 Loss Portfolio Transfer and 100% Quota Share Reinsurance Contract between BICO and CalComp.

 10.74     Aggregate Excess of Loss Reinsurance Agreement, dated as of September
           3, 1998, between Inter-Ocean Reinsurance Company Ltd. and BIG acting solely on behalf of the following subsidiaries: CalComp, BICO, CBIC and CCIC.

  23.1     Consent of Deloitte & Touche LLP.

  99.1     Press Release dated December 10, 1998.

  99.2     Press Release dated December 18, 1998.

___________________

(1) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, as filed with the SEC on May 15, 1998.